UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Spruce Biosciences, Inc.

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Your Vote Counts! SPRUCE BIOSCIENCES, INC. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET SPRUCE BIOSCIENCES, INC. 611 GATEWAY BOULEVARD SUITE 740 SOUTH SAN FRANCISCO, CA 94080 V10670-P88373 You invested in SPRUCE BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2023. Get informed before you vote View the Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 25, 2023 10:00 AM PDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SPRB2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect the three Class III directors named herein to hold office until the Company’s 2026 annual meeting of stockholders. Nominees: 01) Michael Grey 02) Camilla V. Simpson, M.Sc. 03) Javier Szwarcberg, M.D., MPH For 2. To ratify the selection by the Audit Committee of the Board of Directors of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023. For NOTE: To conduct any other business properly brought before the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V10671-P88373